EXHIBIT 10.26

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                                 THIRD AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT
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         Third Amendment dated as of November 24, 1998 to Revolving Credit
Agreement (the "Third Amendment"), by and among ANSWERTHINK CONSULTING GROUP, INC (the "Borrower"), BANKBOSTON, N.A. and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of November 7, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         /section/1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) the definition of "Applicable Margin" is hereby amended by deleting the table which appears in such definition and substituting in place thereof the following table:

--------------------------------------------------------------------------------------------------
       TIER                 LEVERAGE RATIO          BASE RATE LOANS         LIBOR RATE LOANS
--------------------------------------------------------------------------------------------------
         1              Less than or equal to            0.00%                   1.25%
                              1.50:1.00
--------------------------------------------------------------------------------------------------
         2            Greater than 1.50:1.00 but         0.00%                   1.50%
                        less than or equal to
                              2.00:1.00
--------------------------------------------------------------------------------------------------
         3            Greater than 2.00:1.00 but         0.00%                   1.75%
                        less than or equal to
                              2.50:1.00
--------------------------------------------------------------------------------------------------
         4              Greater than 2.50:1.00           0.25%                   2.25%
--------------------------------------------------------------------------------------------------

         (b) the definition of "Loan Documents" is hereby amended by deleting the words "the Security Documents" and substituting in place thereof the words "the Guaranty";

         (c) the definitions of "Capital Assets", "Capital Expenditures", "Collateral", "Commitment Increase Date", "Consolidated Current Liabilities", "Consolidated Operating Cash Flow", "Consolidated Quick Assets", "Life Insurance Assignment", "Life Insurance Policy", "Perfection Certificate", "Security Agreements", "Security Documents", "Stock Pledge Agreement", "Total Debt Service" and "Trademark Assignments" are each hereby deleted in their entirety; and

         (d) by inserting the following definitions in the appropriate alphabetical order:

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                                      -2-


                  CONSOLIDATED TANGIBLE NET WORTH. The excess of Consolidated Total Assets over Consolidated Total Liabilities, and less the sum of:

                  (a) the total book value of all assets of the Borrower and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

                  (b) all amounts representing any write-up in the book value of any assets of the Borrower or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date, excluding adjustments to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with Financial Accounting Standards Board Statements No. 52; plus

                  (c) to the extent otherwise includable in the computation of Consolidated Tangible Net Worth, any subscriptions receivable,

         PROVIDED, HOWEVER, for purposes of calculating compliance with /section/9.2 hereof, the goodwill of any Person acquired in a Permitted Acquisition and any writedowns of purchased research and development relating to any Permitted Acquisition which would otherwise be required to be deducted from Consolidated Tangible Net Worth shall not be deducted for purposes of /section/9.2 of this Credit Agreement.

                  CONSOLIDATED TOTAL ASSETS. The sum of (a) all assets ("consolidated balance sheet assets") of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, plus (b) without duplication, all assets leased by the Borrower or any Subsidiary as lessee under any "synthetic lease" referred to in clause (f) of the definition of the term "Indebtedness" to the extent that such assets would have been consolidated balance sheet assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease, plus (c) without duplication, all sold receivables referred to in clause (g) of the definition of the term "Indebtedness" to the extent that such receivables would have been consolidated balance sheet assets had they not been sold.

                  CONSOLIDATED TOTAL LIABILITIES. All liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and classified as such on the consolidated balance sheet of the Borrower and its Subsidiaries, and all other Indebtedness of the Borrower and its Subsidiaries, whether or not so classified; provided, however, Consolidated Total Liabilities shall not include any Subordinated Debt.

                  INTEREST EXPENSE REFERENCE PERIOD. The period of four (4) consecutive fiscal quarters of the Borrower ending on the relevant date; provided, however, until four full fiscal quarters of the Borrower have elapsed after December 31, 1997, such shorter period of three consecutive fiscal quarters as has elapsed since December 31, 1997.

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                                      -3-

                  SUBORDINATED DEBT. Unsecured Indebtedness of the Borrower or any of its Subsidiaries that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced by a written instrument containing subordination provisions in form and substance approved by the Banks in writing.

         /section/2. AMENDMENT TO SECTION 2 OF THE CREDIT AGREEMENT. Section 2 of the Credit Agreement is hereby amended as follows:

         (a) Section 2.1.2 of the Credit Agreement is hereby amended by deleting such section in its entirety; and

         (b) Section 2.2 of the Credit Agreement is hereby amended by deleting the words "one-half of one percent (1/2%) which appears in the first sentence of /section/2.2 and substituting in place thereof the number ".375%"

         /section/3. AMENDMENT TO SECTION 5 OF THE CREDIT AGREEMENT. Section 5 of the Credit Agreement is hereby amended by deleting /section/5 in its entirety and restating it as follows:

                  5. GUARANTIES. The Obligations shall be guaranteed pursuant to the terms of the Guaranty.

         /section/4. AMENDMENT TO SECTION 6 OF THE CREDIT AGREEMENT. Section
6.14 of the Credit Agreement is hereby amended by deleting the text of /section/6.14 and substituting in place thereof the words "Intentionally Omitted".

         /section/5. AMENDMENT TO SECTION 7 OF THE CREDIT AGREEMENT. Section 7 of the Credit Agreement is hereby amended as follows:

         (a) Section 7.4 (a) and (b) of the Credit Agreement is hereby amended by deleting all references therein to consolidating balance sheets and consolidating statements of income;

         (b) Section 7.4(c) of the Credit Agreement is hereby amended by deleting the text thereof and substituting in place thereof the words "Intentionally Omitted";

         (c) Section 7.5.3. of the Credit Agreement is hereby amended by deleting the text thereof and substituting in place thereof the words "Intentionally Omitted";

         (d) Section 7.7.2. of the Credit Agreement is hereby amended by deleting the text thereof and substituting in place thereof the words "Intentionally Omitted";

         (e) Section 7.9.2. of the Credit Agreement is hereby amended by deleting the text thereof and substituting in place thereof the words "Intentionally Omitted"; and

         (f) Section 7.14. of the Credit Agreement is hereby amended by deleting the last sentence of /section/7.14 in its entirety.

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                                      -4-

         /section/6. AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT. Section 8 of the Credit Agreement is hereby amended as follows:

         (a)  Section 8.1 of the Credit Agreement is hereby amended as follows:

                  (i) Section 8.1(c) of the Credit Agreement is hereby amended by deleting the amount "$2,000,000" which appears in /section/8.1(c) and substituting in place thereof the amount "$3,000,000";

                  (ii) Section 8.1(f) of the Credit Agreement is hereby amended by (1) deleting the amount "$250,000" which appears in /section/8.1(f) and substituting in place thereof the amount "$500,000"; and (2) deleting the word "and" which appears at the end of /section/8.1(f);

                  (iii) Section 8.1(g) of the Credit Agreement is hereby amended by (1) deleting the amount "$500,000" which appears in /section/8.1(g) and substituting in place thereof the amount "$2,000,000"; and (2) deleting the period which appears after the end of the text of /section/8.1(g) and substituting in place thereof a semicolon and the word "and"; and

                  (iv) Section 8.1 of the Credit Agreement is further amended by inserting immediately after the end of the text of /section/8.1(g) the following:

                           (h) the Subordinated Debt; PROVIDED, HOWEVER, that
                  the aggregate principal amount of all such Subordinated Debt of the Borrower and its Subsidiaries shall not exceed the aggregate amount of $3,000,000 at any one time.

         (b) Section 8.2 of the Credit Agreement is hereby as follows:

                  (i) The preamble to Section 8.2 is hereby amended by deleting the words "other than in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents" which appears in paragraph (f) of the preamble to /section/8.2; and

                  (ii) Section 8.2(i) of the Credit Agreement is hereby amended by deleting the text of /section/8.2(i) in its entirety and substituting in place thereof the words "Intentionally Omitted".

         (c) Section 8.3 of the Credit Agreement is hereby amended by inserting a period after the end of the text of /section/8.3(g) and deleting the semicolon and the remainder of the text of /section/8.3;

         (d) Section 8.5.1(iv) of the Credit Agreement is hereby amended by inserting immediately after the words "(other than Indebtedness expressly permitted pursuant to /section/8.1 hereof)" the words ", and the purchase price for any single acquisition or series of related acquisitions to be paid in any form of consideration other than the capital stock of the Borrower does not exceed $20,000,000, and the aggregate purchase price for all acquisitions made during the term of this Credit Agreement which are to be paid in any form of consideration other than the capital stock of the Borrower does not exceed $50,000,000.";

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                                      -5-

         (e) Section 8.11 of the Credit Agreement is hereby amended deleting /section/8.11 in its entirety and restating it as follows:

                  8.11. CHANGE IN TERMS OF EMPLOYMENT AGREEMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, amend, supplement or modify, or consent to any such amendment, supplement or modification to, any provisions of the Employment Agreement pertaining to (a) non competition and non solicitation requirements; and (b) the assignability by the Borrower of such agreements without the prior written consent of the Agent, unless such amendment, supplement or modification is of an immaterial and ministerial nature and would not have a material adverse effect on the assets, business or financial condition of the Borrower or such Subsidiary.

         (f) Section 8.16 of the Credit Agreement is hereby amended deleting /section/8.16 in its entirety and restating it as follows:

                  8.16. CHARTER AMENDMENTS. The Borrower will not, nor will it permit any of its Subsidiaries to, amend its certificate of incorporation or by-laws, or similar organizational documents, if such change could reasonably be expected to have a material adverse effect on any Bank's or the Agents rights hereunder or the Borrower's or such Subsidiary's ability to perform any of its obligations hereunder.

         /section/7. AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT. Section 9 of the Credit Agreement is hereby amended by deleting /section/9 in its entirety and restating it as follows:

                    9. FINANCIAL COVENANTS OF THE BORROWER.

         The Borrower covenants and agrees that, so long as any Revolving Credit Loan or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans:

                  9.1. LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio at any time to exceed 3.00:1.00.

                  9.2. MINIMUM TANGIBLE NET WORTH. Commencing with the fiscal quarter ending September 30, 1998, the Borrower will not permit Consolidated Tangible Net Worth at any time to be less than the sum of
         (a) Consolidated Tangible Net Worth on June 30, 1998, less $5,000,000, PLUS (b) on a cumulative basis, 50% of positive Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ending September 30, 1998, PLUS (c) 50% of the proceeds of any sale by the Borrower of (i) equity securities issued by the Borrower, and (ii) warrants or subscription rights for equity securities issued by the Borrower, plus (d) 50% of the proceeds of Subordinated Debt.

                  9.3. EBITDA TO TOTAL INTEREST EXPENSE. The Borrower will not, during any fiscal quarter, permit the ratio of (a) EBITDA for the Interest Expense Reference Period to (b) Consolidated Total Interest Expense for such period, to be less than 2.75:1.00

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                                      -6-

         /section/8. AMENDMENT TO SECTION 12 OF THE CREDIT AGREEMENT. Section 12 of the Credit Agreement is hereby amended as follows:

         (a) Section 12.1(i) of the Credit Agreement is hereby amended by deleting the amount "$1,000,000" in each place in which it appears in /section/12.1(i) and substituting in each such place the amount "$2,000,000";

         (b) Section 12.1(j) of the Credit Agreement is hereby amended by deleting the words "or the Agent's security interests, mortgages, or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents";

         (c) Section 12.1(m) of the Credit Agreement is hereby amended by deleting the words "there shall occur any material damage to, or loss, theft or destruction of, any Collateral if such Collateral is not insured, or "; and

         (d) Section 12.4 of the Credit Agreement is hereby amended by deleting the text of /section/12.4 and substituting in place thereof the words "Intentionally Omitted".

         /section/9. AMENDMENT TO SECTION 14 OF THE CREDIT AGREEMENT. Section 14..11 of the Credit Agreement is hereby amended by deleting the /section/14.11 in its entirety.

         /section/10. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall not become effective until the Agent receives a counterpart of this Third Amendment, executed by the Borrower, the Guarantors and the Banks.

         /section/11. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in /section/6 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Third Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

         /section/12. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         /section/13. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

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         /section/14. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         /section/15. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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                                      -8-

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                     ANSWERTHINK CONSULTING GROUP, INC.

                                     By: /s/ John F. Brennan
                                        -------------------------------
                                             John F. Brennan
                                     Title:  Executive Vice President,
                                             Strategic Planning and Acquisitions

                                     BANKBOSTON, N.A.

                                     By: /s/ Jay L. Massimo
                                        -------------------------------
                                         Jay L. Massimo, Director

                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Third Amendment as of November __, 1998, and agrees that the Guaranty dated as of November 7, 1997 and May 20, 1998 from the undersigned Guarantors remains in full force and effect, and each Guarantor confirms and ratifies all of its obligations thereunder.

                                          THE HACKETT GROUP, INC.

                                          By: /s/ John F. Brennan
                                             -------------------------------
                                                  John F. Brennan
                                          Title:  Vice President and Secretary

                                          LEGACY TECHNOLOGY, INC.

                                          By: /s/ John F. Brennan
                                             -------------------------------
                                                  John F. Brennan
                                          Title:  Vice President